Fourth Quarter 2008

Financial and Operating Results

Conseco, Inc.

March 31, 2009

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (ii)
our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (iii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) the receipt of required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (viii) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (ix)
changes in accounting principles and the interpretation thereof; (x) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (xi) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xiv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xv) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvi) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xvii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange
Commission; (xviii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xix) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures and earnings before net realized investment gains (losses) and corporate interest and taxes.  Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q4 2008 Update

CNO

Only change from preliminary financial results released on
March 2: $45 million increase in DTA valuation allowance

Reflects the higher debt servicing costs after the
amendment to our Credit Facility on March 30, 2009

Resolved auditors’ concerns regarding liquidity and debt
covenant margins

Credit Facility was amended on March 30, 2009

Surplus debenture interest and dividend payments
totaling $46.2 million were approved

Analysis and disclosure related to investment portfolio
finalized

Form 10-K filed today

Q4 2008

Financial Summary

CNO

Continued profitability in all three insurance segments, with total Q4 2008 EBIT of $78.1 million

Full-year EBIT of $291.3 million, up 58% over 2007

$101.6 million quarterly sales for CNO, up 16% over Q4 2007

Bankers sales up 25%

Colonial Penn sales up 16%

CIG sales down 9%

Final audited financial statements confirm compliance, as of
12/31/08, with all financial ratio and balance covenants of
credit facility

Bankers Life

Colonial Penn

Conseco Insurance Group

Corporate operations, interest expense

  and gain on extinguishment of debt

Income before net realized investment losses**

Net realized investment losses

Discontinued operations

Total

Q4 2008

Summary of Results

CNO

$40.0

6.7

31.5

5.9

84.1

(88.0)

(369.6)

$(373.5)

Pre-Tax

After Tax*

EPS

($ millions, except per share amounts)

$3.7

(88.0)

(367.5)

$(451.8)

$0.02

(0.48)

(1.99)

$(2.45)

  *Income tax expense includes $45.0 million ($0.24 per diluted share) increase in deferred tax valuation allowance.

**Management believes that an analysis of earnings before net realized investment gains (losses), losses related to the transfer of Senior Health to an independent trust (now included in Discontinued Operations) and increases to our valuation allowance for deferred tax assets, a non-GAAP financial measure provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.

***See Appendix for a reconciliation to the corresponding GAAP measure.

***

Q4 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses), losses related to the transfer of Senior Health to an independent trust (now included in Discontinued Operations) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and (2)
items that are unrelated to the company’s continuing operations. The table above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q4 2007

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Bankers Life

$58.3

$29.1

$34.6

$67.8

$40.0

Colonial Penn

(0.2)

3.7

8.3

6.5

6.7

Conseco Insurance Group

9.6

23.3

32.3

34.2

31.5

Corporate operations, excluding interest expense

(2.9)

(6.7)

(16.2)

(3.7)

(0.1)

      Total EBIT*

64.8

49.4

59.0

104.8

78.1

Corporate interest expense

(19.1)

(16.4)

(13.9)

(13.7)

(15.2)

Gain on extinguishment of debt

0.0

0.0

0.0

0.0

21.2

    Income before net realized investment losses, taxes and

      discontinued operations

45.7

33.0

45.1

91.1

84.1

Tax expense on period income

18.5

11.5

18.5

31.5

35.4

    Net operating income

27.2

21.5

26.6

59.6

48.7

Net realized investment losses (excluding the increase in unrealized losses on those investments transferred to an independent

      trust and net of related amortization and taxes and the establish-

      ment of a valuation allowance for deferred tax assets related to such losses)

(23.8)

(27.8)

(17.4)

(84.2)

(88.0)

    Net income (loss) applicable to common stock before valuation allowance for deferred tax assets and discontinued operations

3.4

(6.3)

9.2

(24.6)

(39.3)

Valuation allowance for deferred tax assets

(68.0)

0.0

(298.0)

0.0

(45.0)

Discontinued operations

(6.9)

0.5

(198.3)

(157.4)

(367.5)

    Net loss applicable to common stock

($71.5)

($5.8)

($487.1)

($182.0)

($451.8)

Summary of

Direct Corporate Obligations

CNO

($ millions)

Credit Facility

Revolving Credit Facility

6% Senior Note

3.5% Convertible Debentures

Unamortized Discount on Convertible Debentures

Total Direct Corporate Obligations

$856.8

55.0

125.0

293.0

(1.1)

$1,328.7

Impact of Key Debt Covenant Changes

CNO

  *Excludes Accumulated Other Comprehensive Income

**Reflects impact of modifications to the covenants which are applicable from March 31, 2009 through

    June 30, 2010

***Calculated as if the amendments made to the financial covenants on March 30, 2009 (applicable to the period March 31, 2009 through June 30, 2010) were effective on December 31, 2008.

($ millions)

Q3 2008

Q4 2007

30.0%

21.0%

2.00X

3.34X

$1,270

$1,497

250%

296%

30.0%

23.6%

2.00X

2.64X

$1,270

$1,433

250%

257%

Debt/Capital Ratio*

Covenant Maximum

Actual

Interest Coverage

Covenant Minimum

Actual

Statutory Capital

Covenant Minimum

Actual

RBC Ratio

Covenant Minimum

Actual

Q4 2008

30.0%

28.3%

2.00X

2.35X

$1,270

$1,366

250%

255%

Modified

Covenant Levels**

32.5%

1.50X

$1,100

200%

Pro Forma Margin for Adverse

Development from 12/31/08 Levels***

Reduction to statutory capital and
surplus of approximately $290
million, or an increase to the risk-
based capital of approximately
$145 million.

Reduction to combined statutory
capital and surplus of
approximately $265 million.

Reduction in cash flows to the
holding company of
approximately $45 million.

Reduction to shareholders’ equity of
approximately $615 million or
additional debt of $295 million.

Credit Facility Amendment

CNO

Interest rate increased from LIBOR +200 bps to the greater of
LIBOR +400 bps or 6.5%, plus 1% Payment-In-Kind

Other modifications, as described in Form 10-K

2009 Liquidity Projection – Revised

for Amendment to Credit Facility

CNO

($ millions)

Cash Balance 12/31/08

Sources

   Dividends

   Surplus Debenture Interest

   Management and Investment Fees

   Amount Received in Conjunction with the Termination of Commission

     Financing Agreement with Conseco Insurance Company

   Intercompany Loan from a Non-Life Subsidiary

Total Sources

Uses

   Interest

   Debt Repayments:

      Revolver

      Senior Credit Facility

      Senior Health Notes

Holding Company Expenses

Total Uses

Cash Balance 12/31/09

After Reflecting
Amendment

$59.0

60.0

44.5

70.0

17.0

14.0

205.5

66.8

55.0

10.0

25.0

41.3

198.1

$66.4

CNO Summary

Key differences between Conseco and the rest of the industry:

Our sales are continuing to grow

Our products are simple and straightforward, and entail less risk than products designed for higher-net-worth customers

Our market is sufficiently different from most insurers

Capital management initiatives implemented

Strong franchise in the senior consumer middle market

Less stock market exposure than some of our highly rated competitors

We will be:

Continuing to work on sales growth

Continuing to make the business more efficient

Continuing to work on projects to improve our capital position going forward

CNO

Questions and Answers

Appendix

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses, losses related to the transfer of Senior Health to an independent trust and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.
Management uses this measure to evaluate performance because realized investment gains or losses, losses related to the transfer of Senior
Health to an independent trust and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q4 2007

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Net income (loss) applicable to common stock

(71.5)

$

(5.8)

$

(487.1)

$

(182.0)

$

(451.8)

$

Net realized investment losses, net of related amortization and taxes

23.8

27.8

17.4

84.2

88.0

Discontinued operations

6.9

(0.5)

198.3

157.4

367.5

Valuation allowance for deferred tax assets

68.0

-

298.0

-

45.0

Net operating income (a non-GAAP financial measure)

27.2

$

21.5

$

26.6

$

59.6

$

48.7

$

Per diluted share:

Net income (loss)

(0.38)

$

(0.03)

$

(2.64)

$

(0.98)

$

(2.45)

$

Net realized investment losses, net of related amortization and taxes

0.13

0.15

0.09

0.45

0.48

Discontinued operations

0.03

-

1.08

0.85

1.99

Valuation allowance for deferred tax assets

0.37

-

1.61

-

0.24

Net operating income (a non-GAAP financial measure)

0.15

$

0.12

$

0.14

$

0.32

$

0.26

$